SELIGMAN

                                    Tax-Aware
                                   Fund, Inc.
                                  ANNUAL REPORT
                                OCTOBER 31, 2001

                                 SEEKING CAPITAL
                                  APPRECIATION
                                 CONSISTENT WITH
                                   MAXIMIZING
                                AFTER-TAX RETURNS

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN  -  TIMES  CHANGE  VALUES  ENDURE
------------------------------------------

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

[photo]

James,  Jesse,  and  Joseph  Seligman,  1870

TIMES  CHANGE
Established in 1864, Seligman has a history of providing financial -services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment -solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an indus-trial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 - today, the nation's largest diversified publicly-traded closed-end investment company - Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in -building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer -forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

VALUES  ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to pro-viding prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE  OF  CONTENTS

To  the  Shareholders                                                          1
Interview  With  Your  Portfolio  Managers                                     2
Performance  Overview                                                          4
Portfolio  Overview                                                            6
Portfolio  of  Investments                                                     7
Statement  of  Assets  and  Liabilities                                        8
Statement  of  Operations                                                      9
Statement  of  Changes  in  Net  Assets                                       10
Notes  to  Financial  Statements                                              11
Financial  Highlights                                                         14
Report  of  Independent  Auditors  and   For  More  Information               15
Board  of  Directors  and  Executive  Officers                                16
Glossary  of  Financial  Terms                                                17

TO  THE  SHAREHOLDERS
---------------------

The six months since Seligman Tax-Aware Fund's inception as of the close of business on May 1, 2001, were difficult for the US stock market. Within this challenging environment, the Fund delivered a return of -19.47% based on the net asset value of Class A shares. While this return was disappointing, it was in line with the Fund's benchmark index, the Russell 1000 Growth Index, which returned -19.92% during this same period. Large-cap growth stocks, which the Russell 1000 Growth Index represents and in which the Fund invests, continued to suffer during this time as a result of the overall economic slowdown and particularly from the sharp correction within the technology sector.

The us economy had been slowing since the third quarter of 2000, and in the third quarter of 2001 gdp growth fell into negative territory. On november 23, 2001, the national bureau of economic research (nber) announced that the us was in a recession, marking the end of the longest economic expansion since the nber began charting such data in 1854. While the nber does not provide any opinions as to the cause of the slowdown, other economists have cited factors such as rising energy prices and a tighter monetary policy by the us federal reserve board. The tragic events of september 11 compounded an already difficult economic situation and made recession a certainty. During this past fiscal year of sharp falloffs in corporate profits, rising unemployment, and high levels of economic uncertainty, stocks in general delivered poor returns.

The past six months have indeed been difficult for the economy, the stock market, and the fund's shareholders. We are optimistic, however, regarding the coming year. The us government is providing significant amounts of both fiscal and monetary stimulus for the economy. Lower interest rates have already led to a surge in refinancing activity, which should mean that consumers will be able to spend more. In addition, the price of oil has fallen sharply over the past year, providing the economy with additional liquidity. We believe these factors should produce an economic recovery in 2002. Such an environment should bode well for the types of stocks that the fund invests in since growth stocks tend to perform well during periods of economic recovery. There are areas of uncertainty, however, particularly the global war on terrorism. The success of this endeavor will of courseaffect the economic recoveries that appear to be on the horizon in the us and around the world.

We appreciate your support of seligman tax-aware fund and look forward to serving your investment needs for many years to come. A discussion with your portfolio managers regarding the fund's performance, as well as the fund's investment results and financial statements, including a portfolio of investments, follows this letter.

By  order  of  the  board  of  directors,

/s/  William  C.  Morris
William  C.  Morris
Chairman

                                                               /s/ Brian T. Zino
                                                                   Brian T. Zino
                                                                       President
December  7,  2001

INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGERS,
BEN-AMI  GRADWOHL,  DAVID  GUY,  AND  RODNEY  COLLINS
-----------------------------------------------------

Q: HOW DID SELIGMAN TAX-AWARE FUND PERFORM DURING ITS FIRST SIX MONTHS OF OPERATIONS?
A: From the Fund's inception at the close of business on May 1, 2001, through the end of this reporting period on October 31, 2001, the Fund delivered a total return of -19.47% based on the net asset value of Class A shares. During the same time period, the Russell 1000 Growth Index returned -19.92%.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN TAX-AWARE FUND DURING THIS SIX-MONTH PERIOD?
A: When the Fund began operations, the economy was already in a slowdown and the stock market was stagnant. The environment was particularly difficult for growth stocks as investors had become risk averse, and sought stocks with lower price-to-earnings and price-to-book multiples which are perceived to have less downside risk than stocks with higher multiples. In addition, the telecommunications industry, which accounts for a significant percentage of the Russell 1000 Growth Index, continued to struggle. The overcapacity and excess inventory that had been built up at the end of the 1990s continues to place a drag on the industry. Finally, in this difficult environment, mutual-fund investors moved assets out of equity funds, and particularly out of growth funds, which had been the recipients of so much investor attention and money in recent years.

     Although the economy had clearly slowed, many economists believed that a recession could be avoided as a result of aggressive monetary easing by the US Federal Reserve Board. On the Fund's inception date, the Fed had already cut short-term interest rates four times for a total of 200 basis points, and the Fed would continue to pursue a looser monetary policy throughout the spring and summer of 2001. While stocks continued to struggle during this time, many market watchers were confident that the Fed's easing would produce an eventual economic and stock market recovery, and many were hopeful that the US could avoid sliding into a recession.

     September 11 changed these hopes and predictions. Following the terrorist attacks, it seemed certain that the US would fall into recession, and the only unknown was how long and how deep such a recession would be. The Fed moved quickly to cut interest rates by 50 basis points when the markets reopened on September 17. Not surprisingly, however, the move, which ordinarily would have rallied Wall Street, failed to inspire buyers or keep sellers at bay. In the first week of trading after the attacks, all major US indices had lost more than 10% of their market value.

Q:   WHAT  WAS  YOUR  INVESTMENT  STRATEGY  DURING  THIS  TIME?
A: In any environment, we are sensitive to our benchmark's weightings in terms of market capitalizations and industries. We seek to outperform the benchmark through individual stock selection. However, when times are uncertain, as they were over the past six months, the Fund's portfolio will likely remain closer to its benchmark. The terrorist attacks of September 11 were unprecedented in our nation's history and nobody could tell how these horrific events would shape the economy's future.

INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGERS,
BEN-AMI  GRADWOHL,  DAVID  GUY,  AND  RODNEY  COLLINS
-----------------------------------------------------

     However, we continuously seek to add value for the Fund's shareholders and pursue stocks we believe offer the potential for long-term growth, but at a reasonable current price. When choosing stocks, we look at factors such as projected earnings, earnings surprise forecasts, projected cash flow, valuation measures, and price momentum. If we believe that a stock, based on these factors, is highly attractive, we will consider purchasing that stock for the portfolio. Before making such a decision, however, we subject the stock to traditional fundamental research. This includes talking to a company's management, utilizing the knowledge of other Seligman portfolio managers, and having discussions with Wall Street analysts. Finally, when buying and selling stocks for the portfolio, we are always sensitive to both the Fund's benchmark and to tax implications for the Fund's shareholders.

Q:   WHAT  IS  YOUR  OUTLOOK?
A: The Fund began operations during an extraordinarily difficult time; however, we are optimistic regarding the future of the US economy, its stock markets, and the Fund. The Fed is clearly committed to pursuing recovery for both the US and the global economy. It has lowered the federal funds rate 10 times so far this year through November 6, for a total of 450 basis points. The US government is also planning to provide the economy with a significant fiscal stimulus package. History has shown that monetary and fiscal stimulus measures lead to recovery, and we believe that this slowdown will not be an exception. The stock market often anticipates economic recovery, and we believe that the rally we have seen recently is the beginning of a longer-term trend. We believe that the portfolio we are building now will benefit our shareholders as the recovery takes hold.

     If the stock market begins to deliver strong performance once again, we believe that the Fund's sensitivity to tax implications will become important for long-term investors. The year 2001 has not produced many gains for investors and thus tax consequences are not at issue this year. Over the long term, however, taxes can have a significant impact on an investor's returns, and we believe that the Fund's pursuit of maximum returns - on an after-tax basis - can add value for investors.

A  TEAM  APPROACH
Seligman Tax-Aware Fund is managed by the Seligman Disciplined Investment Group. The group is led by Ben-Ami Gradwohl, David Guy, and Rodney Collins. They are assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying stocks that have the potential to provide long-term capital appreciation consistent with maximizing after-tax returns. Team members include Jackson Chow, Amy Fujii, Raymond Lam, Michael McGarry, Jonathan Roth, Hendra Soetjahja, Brian Turner, and Nancy Wu.

PERFORMANCE  OVERVIEW
---------------------
October  31,  2001

This chart compares a $10,000 hypothetical investment made in Seligman Tax-Aware Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 5% contingent deferred sales charge ("CDSC") for Class B shares, with the initial 1% maximum sales charge and CDSC for Class C shares, and with the 1% CDSC for Class D shares, and assumes the investment of dividends and capital gain distributions, if any, from the commencement of operations at the close of business on May 1, 2001, through October 31, 2001, to a $10,000 investment made in the Russell 1000 Growth Index for the same period. It is important to keep in mind that the Russell index excludes the effect of any fees or sales charges. Past performance is not indicative of future investment results. This chart does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.


              CLASS A   CLASS A    CLASS B              CLASS C    CLASS D   RUSSEL 1000
            WITH LOAD  W/O LOAD  WITH CDSC  WITH LOAD WITH CDSC  WITH CDSC  GROWTH INDEX
            ---------  --------  ---------  -------------------  ---------  ------------
5/1/2001         9520     10000      10000                 9903      10000         10000
5/31/2001        9240      9706       9706                 9612       9706          9853
6/30/2001        9173      9636       9636                 9542       9636          9625
7/31/2001        8973      9426       9426                 9334       9426          9384
8/31/2001        8173      8585       8585                 8502       8585          8617
9/30/2001        7373      7745       7731                 7656       7731          7756
10/31/2001       7667      8053       8039                 7882       7959          8163

Although the Manager uses a tax-aware investment strategy in managing the Fund, it is possible for the Fund to achieve its investment objective without minimizing taxes. The Manager's ability to maximize after-tax returns and to minimize taxes may be compromised by redemptions. The Fund may not be a suitable investment for IRAs or other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal tax consequences of their investments. Since the Fund is managed assuming that the maximum federal tax rates in effect will apply to all distributions, the intended tax benefits of an investment may be reduced or eliminated for investors in lower tax brackets.

PERFORMANCE  OVERVIEW
---------------------

INVESTMENT  RESULTS  PER  SHARE

TOTAL  RETURNS
FOR  THE  PERIOD  ENDED  OCTOBER  31,  2001
                                        SINCE
                                    INCEPTION
                                      5/1/01*
                                      -------
Class  A**
With  Sales  Charge                  (23.33)%
Without  Sales  Charge                (19.47)
Class  B**
With  CDSC                            (23.63)
Without  CDSC                         (19.61)
Class  C**
With  Sales  Charge  and  CDSC        (21.18)
Without  Sales  Charge  and  CDSC     (19.61)
Class  D**
With  1%  CDSC                        (20.41)
Without  CDSC                         (19.61)
Russell  1000  Growth  Index***       (19.92)

NET  ASSET  VALUE
         OCTOBER  31,  2001     MAY  1,  2001
         ------------------     -------------
Class  A              $5.75             $7.14
Class  B               5.74              7.14
Class  C               5.74              7.14
Class  D               5.74              7.14

CAPITAL  LOSS  INFORMATION
For  the  Period  Ended  October  31,  2001

REALIZED                             $(0.279)
Unrealized                            (0.580)


     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. Performance data quoted does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

     For the period May 1, 2001 (inception), to October 31, 2001, the Manager reimbursed certain expenses of the Fund pursuant to a contractual undertaking that will remain in effect at least until October 31, 2002. Absent such expense reimbursements, Fund performance would have been lower.

------------
* Returns for periods of less than one year are not annualized. Returns are calculated from the close of business on May 1, 2001.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Russell 1000 Growth Index measures the performance of companies that tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than more value-oriented stocks. The Russell 1000 Growth Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of fees and/or sales charges. Investors cannot invest directly in an index.
The  CDSC  is  5%  for  periods  of  one  year  or  less.
Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2001.

PORTFOLIO  OVERVIEW
-------------------

DIVERSIFICATION  OF  NET  ASSETS
October  31,  2001



                                                                           PERCENT  OF
                                            ISSUES        COST       VALUE  NET ASSETS
                                            ------  ----------  ----------  ----------
COMMON STOCKS:
  Basic Materials                                1  $   77,954  $   68,160         1.0
  Biotechnology                                  3     240,214     232,660         3.4
  Capital Goods                                  4     889,806     811,063        12.0
  Communications Services                        4     446,044     360,526         5.3
  Computer Hardware/Peripherals                  3     366,980     328,802         4.8
  Computer Software and Services                 3     622,635     548,218         8.1
  Consumer Goods and Services                    4     391,994     361,490         5.3
  Consumer Staples                               3     343,411     293,570         4.3
  Drugs and Health Care                          9   1,389,168   1,365,028        20.1
  Electronics                                    7     521,335     436,342         6.4
  Entertainment and Leisure                      1     133,498     126,276         1.9
  Financial Services                             9     822,280     750,979        11.1
  Medical Products and Technology                2     282,341     256,887         3.8
  Networking/Communications Infrastructure       2     313,726     276,994         4.1
  Retailing                                      5     433,221     372,244         5.5
                                            ------  ----------  ----------  ----------
                                                60   7,274,607   6,589,239        97.1
OTHER ASSETS LESS LIABILITIES                    -     197,412     197,412         2.9
                                            ------  ----------  ----------  ----------
NET ASSETS                                      60  $7,472,019  $6,786,651       100.0
                                            ======  ==========  ==========  ==========

LARGEST  INDUSTRIES
October  31,  2001

Drugs and Health Care             $1,365,028
Capital Goods                       $811,063
Financial Services                  $750,979
Computer Software and Services      $548,218
Electronics                         $436,342

LARGEST  PORTFOLIO  HOLDINGS
October  31,  2001

SECURITY                            VALUE
-------------------------------  --------
General Electric. . . . . . . .  $526,853
Pfizer. . . . . . . . . . . . .   499,867
Microsoft . . . . . . . . . . .   320,379
Johnson & Johnson . . . . . . .   309,239
Cisco Systems . . . . . . . . .   207,209
Medtronic . . . . . . . . . . .   185,783
International Business Machines   159,944
Oracle. . . . . . . . . . . . .   150,596
BancorpSouth. . . . . . . . . .   147,798
Tyco International. . . . . . .   140,540

PORTFOLIO  OF  INVESTMENTS
--------------------------
October  31,  2001

                                                    SHARES     VALUE
                                                  --------  --------
COMMON STOCKS  97.1%
BASIC MATERIALS  1.0%
Solutia                                              5,680  $ 68,160
                                                          ----------

BIOTECHNOLOGY  3.4%
Amgen*                                               1,720    97,722
Applera-Applied Biosystems Group                     2,780    81,120
Genentech*                                           1,030    53,818
                                                          ----------
                                                             232,660
                                                          ----------

CAPITAL GOODS  12.0%
American Standard Companies*                         1,050    60,795
Applied Materials*                                   2,430    82,875
General Electric                                    14,470   526,853
Tyco International                                   2,860   140,540
                                                          ----------
                                                             811,063
                                                          ----------

COMMUNICATIONS SERVICES  5.3%
SBC Communications                                   2,720   103,659
Sprint PCS Group*                                    5,690   126,887
Telephone & Data Systems                               310    27,249
Western Wireless (Class A)*                          3,520   102,731
                                                          ----------
                                                             360,526
                                                          ----------

COMPUTER HARDWARE/ PERIPHERALS  4.8%
Dell Computer*                                       4,470   107,146
International Business Machines                      1,480   159,944
Sun Microsystems*                                    6,080    61,712
                                                          ----------
                                                             328,802
                                                          ----------

COMPUTER SOFTWARE AND SERVICES  8.1%
Microsoft*                                           5,510   320,379
National Instruments*                                2,670    77,243
Oracle*                                             11,110   150,596
                                                          ----------
                                                             548,218
                                                          ----------

CONSUMER GOODS AND SERVICES  5.3%
Omnicom Group                                        1,020    78,316
Philip Morris Companies                              2,630   123,084
ServiceMaster                                        6,670    72,370
United Parcel Services  (Class B)                    1,720    87,720
                                                          ----------
                                                             361,490
                                                          ----------

CONSUMER STAPLES  4.3%
AOL Time Warner*                                     3,630   113,292
Coca-Cola                                            2,440   116,827
Procter & Gamble                                       860    63,451
                                                          ----------
                                                             293,570
                                                          ----------

DRUGS AND HEALTH CARE  20.1%
Abbott Laboratories                                  1,780    94,304
Elan (ADRs)* (Ireland)                               1,720    78,518
Forest Laboratories*                                   950    70,661
HCA                                                  1,440    57,110
Johnson & Johnson                                    5,340   309,239
Pfizer                                              11,930   499,867
Pharmacia                                            2,020    81,850
UnitedHealth Group                                   1,790  $117,693
Watson Pharmaceuticals*                              1,170    55,786
                                                          ----------
                                                           1,365,028
                                                          ----------

ELECTRONICS  6.4%
Analog Devices*                                      1,580    60,040
Applied Micro Circuits*                              3,890    42,887
Intel                                                3,380    82,523
Linear Technology                                    1,580    61,312
LSI Logic*                                           3,140    53,223
National Semiconductor*                              3,140    81,577
SPX*                                                   550    54,780
                                                          ----------
                                                             436,342
                                                          ----------

ENTERTAINMENT AND LEISURE  1.9%
Harley-Davidson                                      2,790   126,276
                                                          ----------

FINANCIAL SERVICES  11.1%
AFLAC                                                3,650    89,279
American International Group                         1,540   121,044
BancorpSouth                                         9,660   147,798
Citigroup                                            2,540   115,621
John Hancock Financial Services                      1,690    57,595
Neuberger Berman                                     1,580    55,110
Stilwell Financial                                   2,430    48,867
USA Education                                        1,090    88,900
Waddell & Reed Financial (Class A)                   1,050    26,765
                                                          ----------
                                                             750,979
                                                          ----------

MEDICAL PRODUCTS AND TECHNOLOGY 3.8%
Baxter International                                 1,470    71,104
Medtronic                                            4,610   185,783
                                                          ----------
                                                             256,887
                                                          ----------

NETWORKING/COMMUNICATIONS INFRASTRUCTURE  4.1%
Avocent*                                             3,710    69,785
Cisco Systems*                                      12,250   207,209
                                                          ----------
                                                             276,994
                                                          ----------

RETAILING  5.5%
Abercrombie & Fitch (Class A)*                       1,550    29,171
Bed Bath & Beyond*                                   2,380    59,607
Best Buy*                                            1,010    55,449
Lowe's Companies                                     3,250   110,825
Wal-Mart Stores                                      2,280   117,192
                                                          ----------
                                                             372,244
                                                          ----------

TOTAL COMMON STOCKS
(Cost $7,274,607)                                          6,589,239
Other AssetsLess Liabilities  2.9%                           197,412
                                                          ----------
NET ASSETS  100.0%                                        $6,786,651
                                                          ==========

------------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES
---------------------------------------
October  31,  2001

ASSETS:
Investments, at value:
  Common stocks (cost $7,274,607)                  $ 6,589,239
Cash                                                   125,026
Deferred offering costs                                 59,287
Receivable from Manager                                 42,565
Receivable for Capital Stock sold                       22,466
Receivable for dividends                                 1,995
Other                                                    5,830
                                                   ------------
TOTAL ASSETS                                         6,846,408
                                                   ------------

LIABILITIES:
Management fee payable                                   5,673
Payable for Capital Stock repurchased                      220
Accrued expenses and other                              53,864
                                                   ------------
TOTAL LIABILITIES                                       59,757
                                                   ------------
NET ASSETS                                         $ 6,786,651
                                                   ===========

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value;
 1,000,000,000 shares authorized;
 1,181,723 shares outstanding):
  Class A                                          $       210
  Class B                                                  279
  Class C                                                  496
  Class D                                                  197
Additional paid-in capital                           7,800,218
Net investment loss                                       (233)
Accumulated net realized loss                         (329,148)
Net unrealized depreciation of investments            (685,368)
                                                   ------------
NET ASSETS                                         $ 6,786,651
                                                   ===========

NET ASSET VALUE PER SHARE:
  CLASS A ($1,205,637   209,682)                   $      5.75
                                                   ===========
  CLASS B ($1,602,465   279,110)                   $      5.74
                                                   ===========
  CLASS C ($2,849,817   496,367)                   $      5.74
                                                   ===========
  CLASS D ($1,128,732   196,564)                   $      5.74
                                                   ===========
------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
-----------------------
For  the  period  may  1,  2001*  to  october  31,  2001

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $6)                   $    15,248

EXPENSES:
Amortization of offering costs                     $    59,287
Custody and related services                            35,615
Auditing and legal fees                                 28,566
Management fees                                         22,592
Distribution and service fees                           19,445
Shareholder reports and communications                  12,268
Shareholder account services                             7,932
Registration fees                                        4,022
Directors' fees and expenses                             2,807
Miscellaneous                                            2,424
                                                   ------------
TOTAL EXPENSES BEFORE REIMBURSEMENTS                   194,958
Reimbursement of expenses                             (141,621)
                                                   ------------
TOTAL EXPENSES AFTER REIMBURSEMENTS                                    53,337
                                                                 -------------
NET INVESTMENT LOSS                                                   (38,089)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                      (329,148)
Net unrealized depreciation of investments            (685,368)
                                                   ------------
NET LOSS ON INVESTMENTS                                            (1,014,516)
                                                                 -------------
DECREASE IN NET ASSETS FROM OPERATIONS                            $(1,052,605)
                                                                 =============
------------
*  Commencement  of  operations.
See  Notes  to  Financial  Statements.

STATEMENT  OF  CHANGES  IN  NET  ASSETS
---------------------------------------
For  the  Period  May  1,  2001*  to  October  31,  2001



OPERATIONS:
Net investment loss                                          $   (38,089)
Net realized loss on investments                                (329,148)
Net unrealized depreciation of investments                      (685,368)
                                                              -----------
DECREASE IN NET ASSETS FROM OPERATIONS                        (1,052,605)
                                                              -----------

CAPITAL SHARE TRANSACTIONS:
                                                     SHARES
                                                   --------
Net proceeds from sales of shares:
Class A                                              193,858   1,279,051
Class B                                              268,579   1,859,966
Class C                                              530,846   3,496,254
Class D                                               59,996     396,488
Exchanged from associated Funds:
Class A                                               19,247     133,864
Class B                                               19,366     131,875
Class C                                               13,208      79,843
Class D                                              135,281     796,057
                                                   ---------   ----------
Total                                              1,240,381   8,173,398
                                                   ---------   ----------
Cost of shares repurchased:
Class A                                              (11,826)    (72,957)
Class B                                              (10,235)    (66,958)
Class C                                              (21,746)   (126,977)
Class D                                                  (35)       (200)
Exchanged into associated Funds:
Class A                                               (1,403)     (8,556)
Class B                                                    -           -
Class C                                              (27,341)   (158,057)
Class D                                                  (78)       (440)
                                                   ---------   ----------
Total                                                (72,664)   (434,145)
                                                   ---------   ----------
INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS                         1,167,717   7,739,253
                                                   =========   ----------
INCREASE IN NET ASSETS                                         6,686,648

NET ASSETS:
Beginning of period                                              100,003
                                                               ----------
END OF PERIOD                                                $ 6,786,651
                                                             ============

------------
*  Commencement  of  operations.
See  Notes  to  Financial  Statements

 .NOTES  TO  FINANCIAL  STATEMENTS
---------------------------------

1. ORGANIZATION - Seligman Tax-Aware Fund, Inc. (the "Fund") was incorporated in Maryland on February 5, 2001, as an open-ended diversified management investment company. The Fund had no operations prior to May 1, 2001 (commencement of operations) other than those relating to organizational matters and, on March 20, 2001, the sale and issuance to Seligman Advisors, Inc. (the "Distributor") of 9,806 Class A shares of Capital Stock for $70,015 and 1,400 shares for each of Class B, Class C, and Class D shares, each at a cost of $9,996.

2. MULTIPLE CLASSES OF SHARES - The Fund offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an -initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatic-ally convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

     a. SECURITY VALUATION - Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are -valued at amortized cost.

     b. FEDERAL TAXES - There is no provision for federal income tax. The Fund will elect to be taxed as a -regulated investment company and intends to distribute substantially all taxable net income and net -realized gains.

     c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

     d. MULTIPLE CLASS ALLOCATIONS - All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include -distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the period ended October 31, 2001, distribution and service fees were the only class-specific expenses.

     e. DISTRIBUTIONS TO SHAREHOLDERS - The treatment for financial statement purposes of distributions made to shareholders during the period from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

     f. ORGANIZATION EXPENSES - Costs incurred in connection with the organization of the Fund have been paid directly by J. & W. Seligman & Co. Incorporated (the "Manager").

 .NOTES  TO  FINANCIAL  STATEMENTS
---------------------------------

     g. INITIAL OFFERING EXPENSES - Initial offering expenses are being amortized on a straight-line basis over a period of 12 months starting with the commencement of operations.

4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of portfolio securities, excluding US Government -obligations and short-term investments, for the period ended October 31, 2001, aggregated $9,672,370 and $2,068,615, respectively.

          At October 31, 2001, the cost of investments for federal income tax purposes was $7,292,053, and the tax basis gross unrealized appreciation and depreciation of portfolio -securities amounted to $61,722 and $764,536, respectively.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS - The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets through May 31, 2002. Thereafter, the annual management fee rate of 1.00% is increased or decreased once each month as of the first day of the month by any amount equal to 10% of the difference between the after-tax performance of the Fund's Class A shares and the performance of the Russell 1000 Growth Index over the preceding 12 calendar months, but the annual management fee rate will never be less than 0.50% or more than 1.50%. The Manager has contractually undertaken to reimburse expenses, other than the management fee and distribution and service fees, that exceed 0.50% per annum of the Fund's average daily net assets. This undertaking will remain in effect at least until October 31, 2002.

          Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $3,603 from sales of Class A shares. Commissions of $25,543 and $28,655 were paid to dealers for sales of Class A and Class C shares, respectively. The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the period ended October 31, 2001, fees incurred under the Plan aggregated $1,077, or 0.25% per annum of average daily net assets of Class A shares.

          Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

          With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

          For the period ended October 31, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $6,833, $9,480, and $2,055, respectively.

          The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the period ended October 31, 2001, such charges amounted to $1,270.

          The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the period ended October 31, 2001, amounted to $3,269.

          Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the period ended October 31, 2001, Seligman Services, Inc. received no commissions from the sale of shares of the Fund. Seligman Services, Inc. received distribution and service fees of $137, pursuant to the Plan.

 .NOTES  TO  FINANCIAL  STATEMENTS
---------------------------------

          Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $7,932 for shareholder account services.

          Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

          The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at October 31, 2001, of $233 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT - The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commit-ment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable -annually with the consent of the participating banks. For the period ended October 31, 2001, the Fund did not borrow from the credit facility.

7. CAPITAL LOSS CARRYFORWARD - At October 31, 2001, the Fund had net capital loss carryforward for federal income tax purposes of $311,702 which is available for offset against future taxable net capital gains, expiring in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains has been realized in excess of the available capital loss carryforward.

FINANCIAL  HIGHLIGHTS
---------------------

     The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the period shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for the period.


                                                                         FOR THE PERIOD 5/1/01* TO 10/31/01
                                                      -----------------------------------------------------
                                                          CLASS A       CLASS B       CLASS C       CLASS D
                                                     ------------  ------------  ------------  ------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD. . . . . . . .  $      7.14   $      7.14   $      7.14   $      7.14
                                                     ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss . . . . . . . . . . . . . . . .        (0.03)        (0.05)        (0.05)        (0.05)
Net realized and unrealized    loss on investments.        (1.36)        (1.35)        (1.35)        (1.35)
                                                     ------------  ------------  ------------  ------------
TOTAL FROM INVESTMENT OPERATIONS. . . . . . . . . .        (1.39)        (1.40)        (1.40)        (1.40)
                                                     ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD. . . . . . . . . . .  $      5.75   $      5.74   $      5.74   $      5.74
                                                     ===========   ===========   ===========   ===========
TOTAL RETURN:                                             (19.47)%      (19.61)%      (19.61)%      (19.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted). . . . . .  $     1,206   $     1,602   $     2,850   $     1,129
Ratio of expenses to average net assets . . . . . .         1.75%+        2.50%+        2.50%+        2.50%+
Ratio of net loss to average net assets . . . . . .        (1.08)%+      (1.83)%+      (1.83)%+      (1.83)%+
Portfolio turnover rate . . . . . . . . . . . . . .        50.09%        50.09%        50.09%        50.09%
Without expense reimbursement:**
Ratio of expenses to average net assets . . . . . .         8.02%+        8.77%+        8.77%+        8.77%+
Ratio of net loss to average net assets . . . . . .        (7.35)%+      (8.10)%+      (8.10)%+      (8.10)%+

------------
* Commencement of operations. Total returns are calculated from the close of business on May 1, 2001.
**   The  Manager  has  agreed  to  reimburse  certain  expenses  of  the  Fund.
+    Annualized.
See  Notes  to  Financial  Statements.

REPORT  OF  INDEPENDENT  AUDITORS
---------------------------------

THE  BOARD  OF  DIRECTORS  AND  SHAREHOLDERS,
SELIGMAN  TAX-AWARE  FUND,  INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Tax-Aware Fund, Inc., including the portfolio of -investments, as of October 31, 2001, and the related statements of operations and of changes in net assets and the financial highlights for the period from May 1, 2001 (commencement of operations) to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Tax-Aware Fund, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE  &  TOUCHE  LLP
New  York,  New  York
December  7,  2001


FOR MORE  INFORMATION
---------------------

MANAGER
J.  &  W.  Seligman  &  Co.  Incorporated
100  Park  Avenue
New  York,  NY  10017

GENERAL  COUNSEL
Sullivan  &  Cromwell

INDEPENDENT  AUDITORS
Deloitte  &  Touche  llp

GENERAL  DISTRIBUTOR
Seligman  Advisors,  Inc.
100  Park  Avenue
New  York,  NY  10017

SHAREHOLDER  SERVICE  AGENT
Seligman  Data  Corp.
100  Park  Avenue
New  York,  NY  10017

IMPORTANT  TELEPHONE  NUMBERS
(800)  221-2450     Shareholder  Services
(800)  445-1777     Retirement  Plan  Services
(212)  682-7600     Outside  the  United  States
(800)  622-4597     24-Hour  Automated  Telephone  Access  Service

BOARD  OF  DIRECTORS
--------------------

JOHN  R.  GALVIN  2,  4
Director,  Raytheon  Company
Dean  Emeritus,  Fletcher  School  of Law and Diplomacy  at  Tufts  University

ALICE  S.  ILCHMAN  3,  4
Trustee,  Committee  for  Economic  Development
Chairman,  The  Rockefeller  Foundation

FRANK  A.  MCPHERSON  3,  4
Director,  Kimberly-Clark  Corporation
Director,  Baptist  Medical  Center
Director,  Conoco  Inc.

JOHN  E.  MEROW  2,  4
Director,  Commonwealth  Industries,  Inc.
Trustee,  New  York-Presbyterian  Hospital
Retired  Chairman  and  Senior  Partner,  Sullivan  &  Cromwell,  Law  Firm

BETSY  S.  MICHEL  2,  4
Trustee,  The  Geraldine  R.  Dodge  Foundation

WILLIAM  C.  MORRIS  1
Chairman
Chairman of the Board, J. & W. Seligman & Co. Incorporated Chairman, Carbo Ceramics Inc.
Director,  Kerr-McGee  Corporation

JAMES  C.  PITNEY  3,  4
Retired  Partner,  Pitney,  Hardin,  Kipp  &  Szuch,  Law  Firm

LEROY  C.  RICHIE  2,  4
Chairman  and  CEO,  Q  Standards  Worldwide,  Inc.

JAMES  Q.  RIORDAN  3,  4
Director,  KeySpan  Corporation
Trustee,  Committee  for  Economic  Development

ROBERT  L.  SHAFER  3,  4
Retired  Vice  President,  Pfizer  Inc.

JAMES  N.  WHITSON  2,  4
Director  and  Consultant,  Sammons  Enterprises,  Inc.
Director,  C-SPAN
Director,  CommScope,  Inc.

BRIAN  T.  ZINO  1
President
President,  J.  &  W.  Seligman  &  Co.  -Incorporated
Chairman,  Seligman  Data  Corp.
Vice  Chairman,  ICI  Mutual  Insurance  Company
Member  of  the  Board  of  Governors,  Investment  Company  Institute

FRED  E.  BROWN
Director  Emeritus

------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4  Board  Operations  Committee

EXECUTIVE  OFFICERS
-------------------

WILLIAM  C.  MORRIS
Chairman

BRIAN  T.  ZINO
President

BEN-AMI  GRADWOHL
Vice  President

DAVID  GUY
Vice  President

THOMAS  G.  ROSE
Vice  President  and  Treasurer

FRANK  J.  NASTA
Secretary

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GLOSSARY  OF  FINANCIAL  TERMS
------------------------------
CAPITAL GAIN DISTRIBUTION - A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION - An increase or decrease in the market value of a mutual fund's portfolio -securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING - The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings. Contingent Deferred Sales Charge (CDSC) - -Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND - A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).
Dividend Yield - A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO - The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE - The shared investment goal of a fund and its shareholders.

MANAGEMENT  FEE - The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES - Although an individual -mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) - A self-regulatory body with authority over firms that dis-tribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE - The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE - The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER - A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS - The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD - SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION - The primary US -federal agency that regulates the registration and distribu-tion of mutual fund shares. Statement of Additional Information - A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN - A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES - For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

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Adapted  from  the  Investment  Company  Institute's 2001 Mutual Fund Fact Book.

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EQTA2  10/01                                           Printed on Recycled Paper